Exhibit 10.7



                                       PRO
                               SECURITY AGREEMENT
                                    (PLEDGE)

         FOR VALUE RECEIVED, the receipt and sufficiency of which is hereby acknowledged, PLAZA REALTY ONE LIMITED PARTNERSHIP, a Texas limited partnership, whose address is 12221 Merit Drive, Suite 1030, Dallas, Texas 75251 ("Debtor" or "PRO"), grants to GERANT INDUSTRIES, INC., a Nevada corporation, whose address is 1875 Century Park East, Suite 2130, Los Angeles, Los Angeles County, California 90067 ("Secured Party"), the security interests (and the pledges and assignments as applicable) hereinafter set forth and agrees with Secured Party as follows ("Agreement"):

     1. OBLIGATIONS SECURED. The security interests and pledges and assignments as applicable granted hereby are to secure the punctual payment and performance of the following obligations and indebtedness of Debtor to Secured
Party:

           The non-recourse Promissory Note dated August 19, 1994, executed and payable by Debtor to Secured Party in the original principal sum of FOUR HUNDRED THOUSAND AND NO/100 DOLLARS ($400,000.00) ("Note"); and

any and all extensions, renewals, modifications and rearrangements thereof (all of which together with the Note are herein collectively referred to as the "Obligations").

     2. DESCRIPTION OF COLLATERAL. Debtor hereby grants to Secured Party security interests (and hereby pledges and assigns as applicable) and agrees that Secured Party shall continue to have security interests in (and a pledge and assignment of as applicable) the Collateral as hereinafter defined.

           The term "Collateral" as used in this Agreement shall mean and include, and the security interests (and pledges and assignments as applicable) shall cover the following:

           400,000 units of limited partnership interest ("Units") in United Realty Group, L.P., a Delaware limited partnership ("Partnership"), acquired by Debtor from Secured Party contemporaneously herewith pursuant to the Exchange Agreement, dated June 20, 1994, between Debtor and Secured Party, being a portion of the 900,000 Units issued to Secured Party by the Partnership in consideration of contributions by Secured Party to the capital of the Partnership pursuant to Redemption Agreement, dated July 1, 1993 between Debtor and Secured Party; together with any distributions in cash, other securities or property or other proceeds with respect to the Units.

     3. DELIVERY OF COLLATERAL AND PROCEEDS. The Collateral has contemporaneously been delivered into the possession of Secured Party by delivery of certificates evidencing the Units accompanied by assignment of the Units separate from certificates, duly executed in blank. Subject to the restrictions on sale or transfer of any of the Collateral as provided in this Agreement and the Exchange Agreement, Debtor shall promptly pay


                                                                    Exhibit 10.7
     over and deliver, or cause to be directly paid and delivered, to Secured Party any and all distributions or proceeds of sale with respect to the Units, all of which proceeds shall be paid to Secured Party and applied upon the Obligations. Any credit to be given to Debtor upon the Obligations shall be first applied to any accrued interest and then to the principal amount thereof.

     4. PARTIAL RELEASES. Secured Party shall release to Debtor one Unit held as Collateral for each $1.00 principal amount of the Note paid, prepaid or credited as provided in the Note in increments of 25,000 Units for principal reductions aggregating $25,000 or more. Upon receiving cumulative principal payments aggregating $25,000 or more, Secured Party shall release one Unit held as Collateral for each $1.00 of principal payments.

     5.    REPRESENTATIONS,   WARRANTIES   AND   COVENANTS  OF  DEBTOR.   Debtor
     represents and warrants to and covenants and agrees with Secured Party as follows:

           (a) Ownership of Collateral. Debtor owns the Collateral and has the right and authority to transfer the Collateral to Secured Party, free and clear of all liens, encumbrances and claims of others, except for the security interest granted by this Agreement (collectively, "Permitted Encumbrances"). Debtor's security interest in the Collateral shall be a first priority.

           (b) No Transfer or Encumbrance. Debtor has not and shall not, without the prior written consent of Secured Party, sell, assign, pledge, transfer, dispose of or deal with the Collateral, or create or permit any lien, security interest, charge or other encumbrance thereon, by or through Debtor, except for the Permitted Encumbrances, on any portion of the Collateral.

           (c) No Financing Statements. There is no financing statement or similar filing now on file in any public office covering any part of the Collateral, by or through Debtor, except those filed in connection with the Permitted Encumbrances, and Debtor will not execute, and there will not be on file in any public office, any financing statement or similar filing, by or through Debtor, except the financing statements filed or to filed in favor of Secured Party pursuant to this Agreement.

           (d) Authority. Debtor has full right and authority to execute and perform this Agreement and to create the security interest (and pledges and assignment as applicable) created by this Agreement. The making and performance by Debtor of this Agreement will not violate any certificate or articles of incorporation, bylaws or similar document respecting Debtor, any provision of law, any order of court or governmental agency, or any indenture or other agreement to which Debtor is a party, or by which Debtor or any of Debtor's property is bound, or be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under any such indenture or other agreement, or result in the creation or imposition of any charge, lien, security interest, claim or encumbrance of any and every nature whatsoever upon the Collateral, by or through Debtor, except as contemplated by this Agreement.

           (e) Addresses. The address of Debtor designated at the beginning of this Agreement is Debtor's chief executive office. Debtor agrees not to change


                                                                    Exhibit 10.7
such address without advance written notice to Secured Party.

           (f) Assessments. Debtor shall promptly pay when due all taxes, assessments, license fees, registration fees, and governmental charges levied or assessed against Debtor or with respect to the Collateral or any part thereof.

           (g) No Encumbrances. Except for the Permitted Encumbrances, Debtor agrees not to suffer or permit any charge, lien, security interest, adverse claim or encumbrance of any and every nature whatsoever against the Collateral or any part thereof, by or through Debtor.

           (h) No Transfer. Debtor shall not, without the prior written consent of Secured Party, sell, assign, pledge, transfer, encumber, hypothecate or dispose of the Collateral, or any part thereof, or interest therein, or offer to do any of the foregoing.

           (i) Notices and Reports. Debtor shall promptly notify Secured Party in writing of any change in the name, identity or structure of Debtor, any charge, lien, security interest, claim or encumbrance asserted against the Collateral, any litigation against Debtor or the Collateral, any theft, loss, injury or similar incident involving the Collateral, and any other material matter adversely affecting Debtor or the Collateral. Debtor shall furnish such other reports, information and data regarding Debtor's financial condition and operations, the Collateral and such other matters as Secured Party may request from time to time.

           (j) Additional Filings. Debtor agrees to execute and deliver such financing statement or statements, or amendments thereof or supplements thereto, or other documents as Secured Party may from time to time require in order to confirm and perfect the security interest in the Collateral hereby granted and to comply with the California uniform commercial Code (or other applicable state law of the jurisdiction where any of the Collateral is located) and to preserve and protect the Secured Party's rights to the Collateral.

           (k) Protection of Collateral. Secured Party's duty with respect to the Collateral shall be solely to use reasonable care in the custody and preservation of the Collateral in the possession of Secured Party. Secured
Party, at its option, whether before or after default, but without any obligation whatsoever to do so, may (i) discharge taxes, claims, charges, liens, security interests, assessments or other encumbrances of any and every nature whatsoever at any time levied, placed upon or asserted against the Collateral,
(ii) place and pay for insurance on the Collateral, including insurance that only protects Secured Party's interest, (iii) pay for the preservation of the Collateral, (iv) pay any filing, recording, registration, licensing or certification fees or other fees and charges related to the Collateral, or (v) take any other action to preserve and protect the Collateral and Secured Party's rights and remedies under this Agreement as Secured Party may deem necessary or appropriate. Debtor agrees that Secured Party shall have no duty or obligation whatsoever to take any of the foregoing action, except for payment or discharge of any liens or encumbrances affecting the Collateral by or through Secured Party. Debtor agrees to promptly reimburse Secured Party upon demand for any payment made or any expense incurred by the Secured Party pursuant to this authorization. These payments and expenditures, together with interest thereon


                                                                    Exhibit 10.7
from date incurred until paid by Debtor at the maximum contract rate allowed under applicable laws, which Debtor agrees to pay, shall constitute additional Obligations and shall be secured by and entitled to the benefits of this
Agreement. Secured Party shall not be responsible in any way for any depreciation in value of the Collateral, or to preserve rights against prior parties or to enforce collection of the Collateral by legal proceedings or otherwise. The sole duty of Secured Party with respect to proceeds of the Collateral shall be to receive collections, remittances and payments on such Collateral as and when made and as received by Secured Party, and at the option of Secured Party, in its sole discretion, to apply the amount or amounts so received, after deduction of any collection costs incurred, as payment upon the Note to the extent of payments then due and payable or upon the Obligations, or to hold the same for the account and order of Debtor.

           (l) Inspection. Debtor shall at all reasonable times allow Secured Party by or through any of its officers, agents, attorneys or accountants, to examine the Collateral, wherever located, and to examine and make extracts from Debtor's books and records with respect to all entries or matters pertaining to the Collateral.

           (m) Further Assurances. Debtor shall do, make, procure, execute and deliver all such and further acts, things, deeds, interests, assurances, documents and instruments as Secured Party may require from time to time to protect, assure and enforce Secured Party's. rights and remedies.

     6. EVENTS OF DEFAULT. Debtor shall be in default hereunder upon the happening of any of the following events or conditions ("Events of Default"):
(i) failure to pay when due (whether by acceleration of maturity or otherwise) any payment of principal, interest or other amount due on any Obligation; (ii) the dissolution, liquidation, termination of existence, insolvency, business failure or winding-up of Debtor; (iii) the commission of any act of bankruptcy by, or the application for appointment of a receiver or any other legal custodian for any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceedings under any bankruptcy, arrangement, reorganization, insolvency, or similar laws for the relief of debtors by or against, the Debtor or any maker, endorser, guarantor, surety or other party primarily or secondarily liable for any of the Obligations; (iv) the filing of any levy, attachment, execution, garnishment or other process against the Debtor with respect to any of the Collateral; (v) the breach of any representation, warranty or covenant by Debtor; (vi) the breach by the Debtor of any of the terms or conditions of the Exchange Agreement or any of the agreements incorporated by reference into the Exchange Agreement, except for defaults in payment of the "Distribution Obligation" as defined in Article I
(ii) of the United Security Agreement; or (vii) a breach by the Partnership of its Redemption obligations as defined in the United Security Agreement.

     7. REMEDIES. Upon the occurrence of an Event of Default, Secured Party, at its option, shall be entitled to proceed in accordance with the following:

           (a) Non-Recourse Obligations. Anything contained in this Agreement to the contrary notwithstanding, Debtor (which term for purposes of this paragraph shall include Debtor, any party holding by, through or under Debtor, any partner of Debtor, any party acting for Debtor, and any successors or assigns of Debtor)


                                                                    Exhibit 10.7
shall not be personally liable for payment of any amounts payable under the terms of the Note or under this Agreement securing the payment thereof, and in the event of default under the terms of the Note or under this Agreement, the sole and exclusive remedy of Secured Party shall be, and Secured Party shall rely solely upon, foreclosure of the security interest against the Collateral securing payment of the Note and all Obligations of Debtor to Secured Party to satisfy the Obligations of Debtor to Secured Party under the Note and under Agreement, and no deficiency or other money judgment shall ever be sought or obtained against Debtor with respect to any Obligations of Debtor to Secured Party, except in the case of a material breach by PRO of any representation or warranty contained in this Agreement.

           (b) Remedies. Subject to paragraph (a) of this Section, Secured Party shall have all of the rights and remedies provided for in this Agreement and in the Note, the rights and remedies of the Uniform Commercial Code of California, and any and all of the rights and remedies at law and in equity, all of which shall be deemed cumulative, with respect to foreclosure against the Collateral. Without limiting the foregoing, Debtor agrees that Secured Party shall have the right to: (i) accelerate and declare the entire remaining principal balance, together with accrued interest, on the Note and all other obligations under the obligations to be immediately due and payable, (ii) require Debtor to assemble the Collateral and make it available to Secured Party at a place designated by Secured Party that is reasonably convenient to both parties, which Debtor agrees to do; (iii) peaceably take possession of the Collateral and remove same, with or without judicial process; (iv) sell, or otherwise dispose of the Collateral, at one or more locations, by public or private proceedings for cash or credit, without assumption of credit risk; and/or (v) whether before or after default, collect and receipt for, compound, compromise, and settle, and give releases, discharges and acquittance with respect to any and all amounts owed by any person or entity with respect to the Collateral. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Secured Party will send Debtor reasonable notice of the time and place of any public sale or of the time after which any private sale or other disposition will be made. Any requirement of reasonable notice to Debtor shall be met is such notice is mailed, postage paid, to Debtor at the address of Debtor designated at the beginning of this Agreement, at least five
(5) days before the day of any public sale or least five (5) days before the time after which any private sale or other disposition will be made.

           (c) Transfer Restrictions. in connection with any proposed foreclosure or sale of the Collateral to a purchaser or transferee (whether purchased by Secured Party or a third party) or retention of the Collateral by Secured Party (any such purchaser, transferee or, holder being collectively herein referred to as "purchaser"), the purchaser shall be required to acknowledge in writing to and for the benefit of Debtor and the Partnership with respect to the Units that (i) the Units have not been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities law and that no transfer of the securities may be made unless the securities are registered under the Act and any applicable state securities law or an exemption from such registration is available; (ii) the purchaser, either alone or with such purchaser's attorneys, accountants or other advisors, possesses the requisite business and investment knowledge and experience to effectively evaluate the potential risks and merits of the investment in the Units; (iii) the purchaser has sufficient financial ability and net worth to bear the


                                                                    Exhibit 10.7
economic risk of the investment in the Units for an indefinite period of time and to withstand a total loss of the purchaser's investment in the units; (iv) the purchaser is acquiring the Units for investment purposes, solely for purchaser's own account and not with a view to the distribution or resale thereof; and (v) the purchaser will not resell the Units, except pursuant to an effective registration statement under the act and any applicable state securities laws or pursuant to an available exemption therefrom.

           (d) Expenses. Debtor shall not be liable for the expenses incurred by Secured Party in enforcing its rights and remedies, in retaking, holding, testing, improving, selling, leasing or disposing of the Collateral, or like expenses, including, without limitation, attorneys' fees and legal expenses incurred by Secured Party.

           (e) Proceeds; Surplus; Deficiencies. Proceeds received by Secured Party from disposition of the Collateral shall be applied toward Secured Party's expenses and other Obligations in such order or manner as Secured Party may elect. Debtor shall be entitled to any surplus if one results after lawful application of the proceeds. Debtor shall not be liable for any deficiency, except as stated in Section 7(a) of this Agreement.

           (f) , Possessory Remedies. Secured Party may at any time after default transfer the Collateral to itself or its nominee, receive income, including money, thereon and hold the income as Collateral or apply the income to the Obligations of Debtor to Secured Party, the manner and distribution of the application to be in the sole discretion of Secured Party. Secured Party may at any time after default demand, sue for, collect or make any compromise or settlement with reference to the Collateral as Secured Party, in its sole discretion, chooses. Secured Party may delay exercising or omit to exercise any right or remedy under this Security Agreement without waiving that or any other past, present or future right or remedy, except in writing signed by Secured Party.

           (g) Remedies Cumulative. The rights and remedies of Secured Party with respect to foreclosure against the Collateral after default are cumulative and the exercise of any one or more of the rights or remedies shall not be deemed an election of rights or remedies or a waive of any other right or remedy. Secured Party may remedy any default and may waive any default without waiving the default remedied and without waiving any other prior or subsequent default.

     8.    OTHER AGREEMENTS.

           (a) Savings Clause. Notwithstanding any provision to the contrary herein, or in any of the documents evidencing the Obligations or otherwise relating thereto, no such provision shall require the payment or permit the collection of interest in excess of the maximum permitted by applicable usury laws. If any such excessive interest is so provided for, then in such event (i) the provisions of this paragraph shall govern and control, (ii) neither the Debtor nor its successors or assigns or any other party liable for the payment thereof, shall be obligated to pay the amount of such interest to the extent that is in excess of the maximum amount permitted by law, (iii) any such excess interest that may have been collected shall be, at the option of the holder of the instrument evidencing the Obligation, either applied as a credit against the


                                                                    Exhibit 10.7
then unpaid principal amount thereon or refunded to the maker thereof, and (iv) the effective rate of interest shall be automatically reduced to the maximum lawful rate under the applicable usury laws as now or hereafter construed by the courts having jurisdiction.

           (b) Waivers. Except as expressly provided herein, Debtor hereby waives demand, notice of intention to accelerate, notice of acceleration, notice of non-payment, presentment, protest, notice of dishonor and any other similar notice whatsoever.

           (c) Severability. Any provision hereof found to be invalid by courts having jurisdiction shall be invalid only with respect to such provision (and then only to the extent necessary to avoid such invalidity). The offending provision shall be modified to the maximum extent possible to confer upon Secured Party the benefits intended thereby. Such provision as modified and the remaining provisions hereof shall be construed and enforced to the same effect as if such offending provision (or portion thereof) had not been contained herein, to the maximum extent possible.

           (d) Use of Copies. Any carbon, photographic or other reproduction of any financing statement signed by Debtor is sufficient as a financing statement for all purposes, including without limitation, filing in any state as may be permitted by the provisions of the Uniform Commercial Code of such state.

           (e) Relationship to Other Agreements. This Security Agreement and the security interests (and pledges and assignments as applicable) herein granted are in addition to (and not in substitution, novation or discharge of) any and all prior or contemporaneous security agreements, security interests, pledges, assignments, liens, rights, titles or other interests in favor of Secured Party or assigned to Secured Party by others in connection with the Obligations. All rights and remedies of Secured Party in all such agreements are cumulative, but in the event of actual conflict in terms and conditions, the terms and conditions of the latest security agreement shall govern and control.

           (f) Notices. Any notice or demand given by Secured Party to Debtor in connection with this Agreement, the Collateral or the obligations, shall be deemed given when received by the Debtor at the address of Debtor designated at the beginning of this Agreement. Actual notice to Debtor shall always be effective no matter how given or received.

           (g) Headings and Gender. Paragraph headings in this Agreement are for convenience only and shall be given no meaning or significance in interpreting this Agreement. All words used herein shall be construed to be of such gender or number as the circumstances require.

           (h) Amendments. Neither this Agreement nor any of its provisions may be changed, amended, modified, waived or discharged orally, but only by an instrument in writing signed by the party against whom enforcement of the change, amendment, modification, waiver or discharge is sought.

           (i) Continuing Agreement. The security interest (and pledges and assignments as applicable) hereby granted and all of the terms and provisions in this Agreement shall be deemed a continuing agreement and shall continue in full force and effect until terminated in writing. Any such revocation or termination


                                                                    Exhibit 10.7
shall only be effective if explicitly confirmed in a signed writing issued by Secured Party to such effect and shall in no way impair or affect any transactions entered into or rights created or Obligations incurred or arising prior to such revocation or termination, as to which this Agreement shall be fully operative until same are. repaid and discharged in full. Unless otherwise required by applicable law, Secured Party shall be under no obligation to issue a termination statement or similar documents unless Debtor requests same in writing and, provided further, that all Obligations have been repaid and discharged in full and there are no commitments to make advances, incur any Obligations or otherwise give value.

           (j) Binding Effect. The provisions of this Security Agreement shall be binding upon the successors and assigns of Debtor and the rights, powers and remedies of Secured Party hereunder shall inure to the benefit of the successors and assigns of Secured Party.

           (k) Assignment. This Security Agreement, Secured Party's rights, hereunder or the indebtedness hereby secured may be assigned by Secured Party conditioned on the agreement by Secured Party that Secured Party shall not assign this security Agreement (Pledge) unless the assignee and transferee of Secured Party shall expressly agree to be bound by the terms and conditions of the Note and this Security Agreement (Pledge).

           (l) Attorneys' Fees. In the event that legal action is instituted to enforce or interpret the provisions of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees plus all reasonable expenses and costs of such action.

           (m) Government Law. This Security Agreement shall be governed and interpreted in accordance with the laws of the State of California.

     EXECUTED this 19 day of August, 1994.

PLAZA REALTY ONE LIMITED PARTNERSHIP                GERANT INDUSTRIES, INC.

BY:  COMMERCE PROFESSIONAL GROUP, INC.
                                                    By: /s/ Alfred J. Moran
                                                    -----------------------
     By: /s/ Jimmy E. Nix                           Alfred J. Moran
         ------------------------------             President
         Jimmy E. Nix, President


     By: /s/ Richard F. Watkins
        ------------------------------
        Richard F. Watkins
        Vice President



                "Debtor"                               "Secured Party"



                                                                    Exhibit 10.7

                      PLAZA REALTY ONE LIMITED PARTNERSHIP

                                 PROMISSORY NOTE

$400,000.00                       Dallas, Texas                  August 19, 1994



         FOR VALUE RECEIVED, Plaza Realty one Limited Partnership, a Texas limited partnership, of Dallas, Texas, (herein called "Maker"), promises to pay, without recourse, to Gerant Industries, Inc., a Nevada corporation of Los Angeles, California (herein called "Payee") the sum of Four Hundred Thousand and No/100 DOLLARS ($400,000.00) in lawful money of the United States of America, together with interest accruing from date hereof on the principal amount from time to time remaining unpaid at the rate of eight percent (8%) per annum. All past due principal hereof and interest thereon shall bear interest from the maturity of such principal and interest at the maximum rate of interest from time to time permitted by the applicable laws of the State of California. Except as otherwise provided herein, all payments of both principal and interest shall be payable to Payee at 1875 Century Park East, Suite 2130, Los Angeles, Los Angeles County, California 90067, or such other place in the State of California as Payee may designate to Maker in writing.

         This note shall mature and the entire principal balance hereof, together with all accrued interest thereon, shall be due and payable August 18, 1999. Maker may otherwise prepay in whole, or from time to time in part, and without any premium or penalty therefor, any portion of the principal amount hereof then remaining unpaid together with all accrued but unpaid interest on this note, (i) in cash or (ii) by credit for any Conversion Premium as hereinafter defined from the date such Conversion Premium is determined. Interest shall cease to run on such part of the principal amount hereof as shall be so prepaid from the date of such prepayment. All payments made hereunder and any prepayment made hereunder shall be applied first to accrued but unpaid interest on this note and the balance to principal.

         The principal of this note shall be reduced, credited and prepaid by the amount of any Conversion Premium (hereinafter defined) realized by Payee at any time and from time to time from disposition, sale, or otherwise from common units of limited partnership ("Units") of United Realty Group, L.P., a Delaware limited partnership ("Partnership") acquired by Payee by virtue of its conversion of Class C Units of the Partnership into units ("Conversion Units"). It is intended that the Conversion Premium shall mean the cumulative difference between the Per Unit Selling Price from each Conversion Unit, either by disposition or valuation as below noted, less the $1.00 unit par value of the Class C Units. Accordingly by way of definition:

         (a) For any Conversion Units sold by Payee but not sold in a bona fide, third-party sale within an established public market, through a securities dealer licensed by the National Association of Securities Dealers or an equivalent body ("Outside Sale"), then the term "Per Unit Selling Price" means the price of a Unit as of any date of sale, (i) if the Units are listed or admitted to trading on one or more exchanges registered under Section 6(a) of the Securities Exchange Act of 1934, as amended ("National Exchanges"), the average of the last reported sales prices per Unit regular way or, in case no


                                                                    Exhibit 10.7
such reported sale has taken place on any such day, the average of the last reported bid and asked prices per Unit regular way, in either case on the principal National Exchange on which the Units are listed or admitted to trading, for the four (4) trading days immediately preceding the date of sale;
(ii) if the units are not listed or admitted to trading on a National Exchange but are quoted by the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the average of the closing bid price per Unit for the four (4) trading days immediately preceding such date of sale, as furnished by the National Quotation Bureau Incorporated or such other nationally recognized quotation service as may be selected by Maker for such purpose if said Bureau is not at the time furnishing quotations; or (iii) if the Units are not listed for trading on a National Exchange or quoted by NASDAQ, Per Unit Selling Price shall be calculated as an amount equal to the net book value of a Unit as of such date of sale. The Per Unit Selling Price as determined in (i),
(ii), or (iii) above as applicable less $1.00 shall be the "Per Unit Premium." The cumulative Per Unit Premium for all Conversion Units sold in this manner is the "Outside Sale Premium."

         (b) In the event that Conversion Units are sold by Payee in a bona fide, third party sale, within an established public market, through a securities dealer licensed by the National Association of Securities Dealers or an equivalent body ("Market Sale"), then "Per Unit Selling Price" shall mean the per Unit net proceeds received by Payee from such sale. The cumulative Per Unit Selling Price less $1.00 for each Conversion Unit sold in this manner shall be called the "Per Unit Premium." The cumulative Per Unit Premium for all Conversion Units sold in this manner is the "Market Sale Premium."

         (c) In the event that as of a determination date, Payee holds conversion units which have not been sold as noted in the instances above, the "Per Unit Selling Price" means sixty percent (60%) of the price of a conversion Unit held as of a determination date with the price being (i) if the Units are listed or admitted to trading on a National Exchange, the average of the last sales price per Unit regular way or, in case no such reported sale has taken place on any such day, the average of the last reported bid and asked prices per Unit regular way, in either case on the principal National Exchange on which the Units are listed or admitted to trading, for the four (4) trading days immediately preceding the determination date; (ii) if the Units are not listed or admitted to trading on a National Exchange but are quoted by the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the average of the closing bid price per Unit for the four (4) trading days immediately preceding such date of determination, as furnished by the National Quotation Bureau Incorporated or such other nationally recognized quotation service as may be selected by Maker for such purpose if said Bureau is not at the time furnishing quotations; or (iii) if the Units are not listed for trading on a National Exchange or quoted by NASDAQ, an amount equal to the net book value of a Unit as of such date of determination. The Per Unit Selling Price as determined in (i), (ii) or (iii) above as applicable less $1.00 shall be the "Per Unit Premium." The cumulative Per Unit Premium multiplied by the number of Conversion Units held as of a determination date shall mean the "Shares Held Premium."

         As of any determination date, "Conversion Premium" shall mean the cumulative sum of the Outside Sale Premium, Market Sale Premium and Shares Held Premium as of that date, cumulating only positive sums. For purposes of


                                                                    Exhibit 10.7
computation of the Conversion Premium, where the Outside Sale Premium, Market Sale Premium or Shares Held Premium is represented by a negative number, it shall not be utilized in the computation.

         This note is secured by security interest created by Security Agreement of even date herewith ("PRO Security Agreement") from Maker to Payee covering 400,000 Units ("Collateral"), and all proceeds thereof and therefrom whatsoever, reference being here made to said Pro Security Agreement for a more particular description of the Collateral and for all other relevant purposes.

         It is the intention of the parties hereto to comply with the usury laws of the State of California; accordingly, notwithstanding any provisions to the contrary of this note, or in any of the documents securing payment hereof or otherwise relating hereto, in no event shall this note or such documents require the payment or permit the collection of interest in excess of the maximum amount permitted by such laws. If any such excess of interest is contracted for, charged or received under this note or under the terms of any of the documents securing payment hereof or otherwise relating hereto, or in the event the maturity of the indebtedness evidenced by this note is accelerated in whole or in part, or in the event that all or part of the principal or interest of this note shall be prepaid, so that under any of such circumstances the amount of interest contracted for, charged or received under this note or under any of the instruments securing payment hereof or otherwise relating hereto, on the amount of principal actually outstanding from time to time under this note shall exceed the maximum amount of interest permitted by the usury laws of the State of California, then in any such event (a) the provisions of this paragraph shall govern and control, (b) neither Maker, nor any other person or entity now or hereafter liable for the payment hereof, shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount of interest permitted by the usury laws of the State of California, (c) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal amount hereof or refunded to Maker, at Payee's option, and (d) the effective rate of interest shall be automatically reduced to the maximum lawful contract rate allowed under the usury laws of the State of California as now or hereafter construed by the courts having jurisdiction thereof. Without limiting the foregoing, all calculations of the rate of interest contracted for, charged or received under this note or under such other documents which are made for the purpose of determining whether such rate exceeds the maximum lawful contract rate, shall be made, to the extent permitted by the laws of the State of California, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the indebtedness evidenced hereby, all interest at any time contracted for, charged or received from Maker or otherwise by Payee in connection with such indebtedness.

         Execution of this note by Maker is expressly conditioned on the agreement by Payee that Payee shall not assign or transfer this note unless the assignee or transferee of Payee shall expressly agree to be bound by the terms and conditions of this Note and the PRO Security Agreement.

         Anything contained herein to the contrary notwithstanding, Maker (which term for purposes of this paragraph shall include Maker, any party holding by, through or under Maker, any partner of Maker, any party acting for Maker, and any successors or assigns of Maker) shall not be personally liable for payment of any amounts payable under the terms of this note or under the above described


                                                                    Exhibit 10.7

PRO Security Agreement securing the payment hereof, and in the event of default under the terms hereof or under said PRO Security Agreement, Payee shall rely solely upon foreclosure of the security interest securing payment of this note to satisfy the obligation of Maker hereunder and under said Security Agreement.

         This Note shall be interpreted and enforced in accordance with the laws of the State of California.

         IN WITNESS WHEREOF, Maker has caused this promissory note to be duly executed and delivered to Payee by its authorized officers on and as of August 19, 1994.


                                   PLAZA REALTY ONE LIMITED PARTNERSHIP

                                   BY: COMMERCE PROFESSIONAL GROUP, INC.


                                   By: /s/ Jimmy E. Nix
                                       ------------------------------------
                                       Jimmy E. Nix,
                                       President



                                   By: /s/ Richard F. Watkins
                                       ------------------------------------
                                       Richard F. Watkins,
                                        Vice President





                                                                    Exhibit 10.7